Bank Loans	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
Bank Loans

11. BANK LOANS

	December 31, 2018	December 31, 2017
Secured short-term loans	$6,082,574	$7,817,610
Total short-term bank loans	$6,082,574	$7,817,610

Detailed information of secured short-term loan balances as of December 31, 2018 and 2017 were as follows:

	December 31, 2018	December 31, 2017
Collateralized by office buildings of IST and guaranteed by Mr. Lin and Biznest	$4,361,310	$4,609,440
Collateralized by office buildings of ISIOT and guaranteed by IST and guaranteed by Mr. Lin and Secured by ISTIL	1,721,264	-
Guaranteed by High-tech Investment Company(i) and Mr. Lin	-	1,536,480
Collateralized by office buildings of ISIOT and Guaranteed by IST and by iASPEC and Secured by ISTIL	-	1,671,690
Total	$6,082,574	$7,817,610

(i) High-tech Investment Company is an unrelated third party.

As of December 31, 2018, the Company had short-term bank loans of approximately $6.1 million, which mature on various dates from May 16, 2019 to November 13, 2019. The short-term bank loans can be extended for another year by the banks without additional charges to the Company upon maturity. The bank borrowings are in the form of credit facilities. Amounts available to the Company from the banks are based on the amount of collateral pledged or the amount guaranteed by the Company’s subsidiaries. These borrowings bear interest rates ranging from 6.0% to 6.74% per annum. The weighted average interest rates on short term debts were approximately 6.43%, 6.38%, and 6.01% for the years ended December 31, 2018, 2017, and 2016, respectively. The interest expenses were approximately $0.5 million, $0.5 million, and $0.5 million, respectively, for the same periods, respectively.